UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 27, 2022
Date of Report (Date of earliest event reported)

FINGERMOTION, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41187	20-0077155
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1460 Broadway New York, New York	10036
(Address of principal executive offices)	(Zip Code)

(347) 349-5339
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock	FNGR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On April 27, 2022, FingerMotion, Inc. (the “Company” or “FingerMotion”) issued a news release to announce that it will be presenting at the Planet MicroCap Showcase 2022 at the Bally’s Hotel & Casino in Las Vegas, NV on Wednesday, May 4, 2022 at 8:00 AM PT (11:00 AM ET). Martin Shen, CEO of FingerMotion, Inc., will be hosting the presentation and answering questions from attendees.

To access the live presentation, please use the following information:

Planet MicroCap Showcase 2022 in Las Vegas

Date: Wednesday, May 4, 2022

Time: 11:00 AM Eastern Time (8:00 AM Pacific Time)

Webcast: https://www.webcaster4.com/Webcast/Page/2862/45032

FingerMotion is an evolving technological company with core competencies in mobile payment and recharge platform solutions in China. FingerMotion’s vision is to rapidly grow its user base through organic means, developing into an ecosystem of users with high engagement rates utilizing its innovative applications. FingerMotion is analyzing and transforming mobile data to improve the lifestyle of the public through technology and innovation.

If you would like to book 1on1 investor meetings with FingerMotion, and to attend the Planet MicroCap Showcase 2022, please make sure you are registered here:
https://planetmicrocapshowcase.com/signup

1on1 meetings will be scheduled and conducted in person at the conference venue.

The Planet MicroCap Showcase 2022 website is available here:
https://planetmicrocapshowcase.com/

If you can’t make the live presentation, all company presentations “webcasts” will be available directly on the conference event platform on this link under the tab “Agenda”:
https://planetmicrocapshowcase.com/agenda

A copy of the news release is attached as Exhibit 99.1 hereto.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description
99.1	News Release dated April 27, 2022
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINGERMOTION, INC.

DATE: April 27, 2022	By:	/s/ Martin Shen
Martin J. Shen
CEO